UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) On January 21, 2026, the shareholders of MSC Industrial Direct Co., Inc. (the “Company”) approved Amendment No. 1 (the “Amendment”) to the Company’s Amended and Restated Associate Stock Purchase Plan (as amended, the “Plan”) to (i) increase the number of shares available for sale thereunder by 300,000 shares of the Company’s Class A common stock and (ii) extend the Plan’s term for an additional five years, through October 31, 2035.

A summary of the material terms of the Plan is set forth in “Approval of Amendment No. 1 to our Amended and Restated Associate Stock Purchase Plan (Proposal No. 4)” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 11, 2025, which summary is incorporated herein by reference.

The foregoing summary of the Amendment is not complete and qualified in its entirety by reference to the full terms of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) On January 21, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”).

(b) A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below. On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, each holder of Class A Common Stock is entitled to one vote per share. Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted for any purpose in determining whether a matter has been approved.

1.Election of directors:

Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
Martina McIsaac	50,399,010	307,236	37,446	1,989,196	99.39%

Erik Gershwind	50,271,970	435,475	36,247	1,989,196	99.14%

Louise Goeser	50,192,582	509,890	41,220	1,989,196	98.99%

Mitchell Jacobson	49,977,400	727,320	38,972	1,989,196	98.57%

Michael Kaufmann	50,029,541	669,728	44,423	1,989,196	98.68%

Robert Aarnes	50,658,341	38,443	46,908	1,989,196	99.92%

Steven Paladino	50,315,822	383,603	44,267	1,989,196	99.24%

Philip Peller	49,839,237	859,917	44,538	1,989,196	98.30%

Rahquel Purcell	50,539,971	136,748	66,973	1,989,196	99.73%

Rudina Seseri	50,530,612	158,803	54,277	1,989,196	99.69%

Each of the nominees was elected by the Company’s shareholders to serve for a term of one year or until his or her successor is duly elected and qualified.

2.Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2026:

Votes Cast For	Votes Cast Against	Abstentions	Percentage of Votes Cast For
51,392,650	1,044,482	295,756	98.01%

Proposal No. 2 was approved by the Company’s shareholders.

3.Advisory vote to approve the compensation of the Company’s named executive officers:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
49,742,594	693,741	307,357	1,989,196	98.62%

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

4.Approval of Amendment No. 1 to the Company’s Amended and Restated Associate Stock Purchase Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
50,389,519	64,713	289,460	1,989,196	99.87%

Proposal No. 4 was approved by the Company’s shareholders.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1	Amendment No. 1 to MSC Industrial Direct Co., Inc. Amended and Restated Associate Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	January 21, 2026	By:	/s/ NEAL DONGRE
		Name:	Neal Dongre
		Title:	Senior Vice President, General Counsel and Corporate Secretary
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